Metropolitan Series Fund, Inc
June 2003 NSAR


Approval of the New England Zenith Fund Reorganization
(Independent Directors; Full Board)

WHEREAS, a form of the Agreements and Plans of Reorganization (each a "Reorganization Plan" and, together, the "Reorganization Plans") has been submitted to the Board of Directors of the Fund setting forth the terms and conditions of the proposed transfer of the assets and liabilities of:

(i)	the State Street Research Money Market Series, a series
of the New England Zenith Fund (the "Zenith Fund"), into the Fund's shell portfolio, the State Street Research Money Market Portfolio, in exchange for shares (the "Money Market Reorganization Shares") of the Fund's State Street Research Money Market Portfolio (the "Money Market Reorganization");

(ii)	the Zenith Fund's State Street Research Bond Income Series
into the Fund's shell portfolio, the State Street Research Bond
Income Portfolio, in exchange for shares (the "Bond Income
Reorganization Shares") of the Fund's State Street Research Bond
Income Portfolio (the "Bond Income Reorganization");

(iii)	the Zenith Fund's Salomon Brothers Strategic Bond
Opportunities Series into the Fund's shell portfolio, the Salomon Brothers Strategic Bond Opportunities Portfolio, in exchange for shares (the "Bond Opportunities Reorganization Shares") of the Fund's Salomon Brothers Strategic Bond Opportunities Portfolio (the "Bond Opportunities Reorganization");

(iv)	the Zenith Fund's Salomon Brothers U.S. Government Series
into the Fund's shell portfolio, the Salomon Brothers U.S.
Government Portfolio, in exchange for shares (the "U.S. Government Reorganization Shares") of the Fund's Salomon Brothers U.S.
Government Portfolio (the "U.S. Government Reorganization");

(v)	the Zenith Fund's Balanced Series into the Fund's shell
portfolio, the Balanced Portfolio, in exchange for shares (the
"Balanced Reorganization Shares") of the Fund's Balanced Portfolio (the "Balanced Reorganization");

(vi)	the Zenith Fund's MFS Total Return Series into the Fund's
shell portfolio, the MFS Total Return Portfolio, in exchange for shares (the "Total Return Reorganization Shares") of the Fund's MFSTotal Return Portfolio (the "Total Return Reorganization");

(vii)	the Zenith Fund's Alger Equity Growth Series into the
Fund'sshell portfolio, the Alger Equity Growth Portfolio, in exchange forshares (the "Equity Growth Reorganization Shares") of the Fund'sAlger Equity Growth Portfolio (the "Equity Growth Reorganization");

(viii)	the Zenith Fund's Capital Guardian U.S. Equity Series
intothe Fund's shell portfolio, the Capital Guardian U.S. Equity Portfolio, in exchange for shares (the "U.S. Equity Reorganization Shares") of the Fund's Capital Guardian U.S. Equity Portfolio (the "U.S. Equity Reorganization");

(ix)	the Zenith Fund's Davis Venture Value Series into the
Fund's shell portfolio, the Davis Venture Value Portfolio, in exchange for shares (the "Venture Value Reorganization Shares") of the Fund's Davis Venture Value Portfolio (the "Venture Value Reorganization");

(x)	the Zenith Fund's FI Mid Cap Opportunities Series into the
Fund's shell portfolio, the FI Mid Cap Opportunities Portfolio, in exchange for shares (the "Mid Cap Reorganization Shares") of the Fund's FI Mid Cap Opportunities Portfolio (the "Mid Cap
Reorganization");

(xi)	the Zenith Fund's FI Structured Equity Series into the
Fund's shell portfolio, the FI Structured Equity Portfolio, in exchange for shares (the "Structured Equity Reorganization Shares") of the Fund's FI Structured Equity Portfolio (the "Structured Equity Reorganization");

(xii)	the Zenith Fund's Harris Oakmark Focused Value Series into
the Fund's shell portfolio, the Harris Oakmark Focused Value
Portfolio, in exchange for shares (the "Focused Value
Reorganization Shares") of the Fund's Harris Oakmark Focused Value Portfolio (the "Focused Value Reorganization");

(xiii)	the Zenith Fund's Jennison Growth Series into the Fund's
shell portfolio, the Jennison Growth Portfolio, in exchange for shares (the "Growth Reorganization Shares") of the Fund's Jennison Growth Portfolio (the "Growth Reorganization");

(xiv)	the Zenith Fund's Loomis Sayles Small Cap Series into the
Fund's shell portfolio, the Loomis Sayles Small Cap Portfolio, in exchange for shares (the "Small Cap Reorganization Shares") of the Fund's Loomis Sayles Small Cap Portfolio (the "Small Cap
Reorganization");

(xv)	the Zenith Fund's MFS Investors Trust Series into the
Fund's shell portfolio, the MFS Investors Trust Portfolio, in exchange for shares (the "Investors Trust Reorganization Shares") of the Fund's MFS Investors Trust Portfolio (the "Investors Trust Reorganization");

(xvi)	the Zenith Fund's MFS Research Managers Series into the
Fund's shell portfolio, the MFS Research Managers Portfolio, in exchange for shares (the "Research Managers Reorganization Shares") of the Fund's MFS Research Managers Portfolio (the "Research Managers Reorganization");

(xvii)	the Zenith Fund's Zenith Equity Series into the Fund's
shell portfolio, the Zenith Equity Portfolio, in exchange for shares (the "Zenith Equity Reorganization Shares") of the Fund's Zenith Equity Portfolio (the "Zenith Equity Reorganization");

each in accordance with the relevant Reorganization Plan (the Money Market Reorganization Shares, the Bond Income Reorganization Shares, the Bond Opportunities Reorganization Shares, the U.S. Government Reorganization Shares, the Balanced Reorganization Shares, the Total Return Reorganization Shares, the Equity Growth Reorganization Shares, the U.S. Equity Reorganization Shares, the Venture Value Reorganization Shares, the MidCap Reorganization Shares, the Structured Equity Reorganization Shares, the Focused Value Reorganization Shares, the Growth Reorganization Shares, the Small Cap Reorganization Shares, the Investors Trust Reorganization Shares, the Research Managers Reorganization Shares and the Zenith Equity Reorganization Shares to be issued pursuant to the Reorganization Plans, collectively, the "Reorganization Shares") (the Money Market Reorganization, the Bond Income Reorganization, the Bond Opportunities Reorganization, the U.S. Government Reorganization, the Balanced Reorganization, the Total Return Reorganization, the Equity Growth Reorganization, the U.S. Equity Reorganization, the Venture Value Reorganization, the Mid Cap Reorganization, the Structured Equity Reorganization, the Focused Value Reorganization, the Growth Reorganization, the Small Cap Reorganization, the Investors Trust Reorganization, the Research Managers Reorganization and the Zenith Equity Reorganization, collectively, the "Reorganizations")(the State Street Research Money Market Portfolio, State Street Research
Bond Income Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio, Balanced Portfolio, MFS Total Return Portfolio, Alger Equity Growth Portfolio, Capital Guardian U.S. Equity Portfolio, Davis Venture Value Portfolio, FI Mid Cap Opportunities Portfolio, FI Structured Equity Portfolio, Harris Oakmark Focused Value Portfolio, Jennison Growth Portfolio, Loomis Sayles Small Cap Portfolio, MFS Investors Trust Portfolio, MFS Research Managers Portfolio and Zenith Equity Portfolio, each an "Acquiring Portfolio" and, collectively, the "Acquiring Portfolios"); and WHEREAS, the Directors have requested and evaluated such information as may be relevant to determine that:

(i) each Reorganization is in the best interests of each respective Acquiring Portfolio and its shareholders (if any); and (ii) the interests of the existing shareholders (if any) of each respective Acquiring Portfolio will not be diluted as a result of the Reorganizations; and have considered and given appropriate weight to all pertinent factors; therefore it is:

RESOLVED:	That the Board of Directors of the Fund,
including a majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Money Market Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Money Market Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Fund's State Street
Research Money Market Portfolio and that the consummation of the proposed Money Market Reorganization will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a
majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Bond Income Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Bond Income Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Fund's State Street Research Bond Income Portfolio and that the consummation of the proposed Bond Income Reorganization will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a
majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Bond Opportunities Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Bond Opportunities Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Fund's Salomon Brothers Strategic Bond Opportunities Portfolio and that the consummation of the proposed Bond Opportunities Reorganization will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a
majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the U.S. Government Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed U.S. Government Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Fund's Salomon Brothers U.S. Government Portfolio and that the consummation of the proposed U.S. Government Reorganization will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a
majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Balanced Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Balanced Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Fund's Balanced Series and that the consummation of the proposed Balanced Reorganization will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a
majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Total Return Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Total Return Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Fund's MFS Total Return Portfolio and that the consummation of the proposed Total Return Reorganization will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a
majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Equity Growth Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Equity Growth Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Fund's Alger Equity Growth Portfolio and that the consummation of the proposed Equity Growth Reorganization will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a
majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the U.S. Equity Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed U.S. Equity Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Fund's Capital Guardian U.S. Equity Portfolio and that the consummation of the proposed U.S. Equity Reorganization will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a
majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Venture Value Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Venture Value Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Fund's Davis Venture Value Portfolio and that the consummation of the proposed Venture Value Reorganization will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a
majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Mid Cap Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Mid Cap Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Fund's FI Mid Cap Opportunities Portfolio and that the consummation of the proposed Mid Cap Reorganization will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a
majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Structured Equity Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Structured Equity Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Fund's FI Structured Equity Portfolio and that the consummation of the proposed tructured Equity Reorganization will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a
majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Focused Value Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Focused Value Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Fund's Harris Oakmark
Focused Value Portfolio and that the consummation of the proposed
Focused Value Reorganization will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Growth Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Growth Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Fund's Jennison Growth Portfolio and that the consummation of the proposed Growth Reorganization will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Small Cap Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Small Cap Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Fund's Loomis Sayles Small Cap Portfolio and that the consummation of the proposed Small Cap Reorganization will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Investors Trust Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Investors Trust
Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Fund's MFS Investors Trust Portfolio and that the consummation of the proposed Investors Trust Reorganization will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Research Managers Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Research Managers
Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Fund's MFS Research
Managers Portfolio and that the consummation of the proposed Research Managers Reorganization will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Zenith Equity Reorganization, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Zenith Equity Reorganization, as set forth in the relevant Reorganization Plan, will be in the best interests of the shareholders of the Fund's Zenith Equity Portfolio and that the consummation of the proposed Zenith Equity Reorganization will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That each Reorganization Plan in the form presented at the
Meeting be, and it hereby is, approved as to each Reorganization, and that the Fund's officers be, and they are, and each of them singly is, hereby authorized to execute and deliver the same, with such changes as they, or any of them, with the assistance of counsel, shall deem advisable, the execution and delivery thereof to be conclusive evidence that the same has been approved by the Board of Directors of the Fund, and that the Secretary of the Fund shall file each Reorganization Plan with the records of the Fund.

RESOLVED:	That the Reorganization Shares shall, when issued in
accordance with the Reorganization Plans, be validly issued, fully paid and non-assessable shares of the Fund. Approval of the Acquisition of the General American Capital Company (Independent Directors; Full Board)
WHEREAS, a form of the Agreements and Plans of Reorganization (each an "Acquisition Plan" and, together, the "Acquisition Plans") has been submitted to the Board of Directors of the Fund setting forth the terms and conditions of the proposed transfers of the assets and liabilities of:

(i) the Bond Index Fund, a series of the General American Capital Company (the "Capital Company"), to the Fund's Lehman Brothers Aggregate Bond Index Portfolio in exchange for shares ("Bond Index Acquisition Shares") of the Fund's Lehman Brothers Aggregate Bond Index Portfolio (the "Bond Index Acquisition");

(ii) the Asset Allocation Fund, a series of the Capital Company, to the Fund's State Street Research Diversified Portfolio in exchange for shares ("Diversified Acquisition Shares") of the Fund's State Street Research Diversified Portfolio (the "Diversified Acquisition");

(iii) the Managed Equity Fund, a series of the Capital Company, to the Fund's State Street Research Large Cap Value Portfolio in exchange for shares ("Large Cap Value Acquisition Shares") of the Fund's State Street Research Large Cap Value Portfolio (the "Large Cap Value Acquisition");

(iv) the S&P 500 Index Fund, a series of the Capital Company, to the Fund's MetLife Stock Index Portfolio in exchange for shares ("Stock Index Acquisition Shares") of the Fund's MetLife Stock Index Portfolio (the "Stock Index Acquisition");

(v) the Mid-Cap Equity Fund, a series of the Capital Company, to the Fund's State Street Research Aggressive Growth Portfolio in exchange for shares ("Aggressive Growth Acquisition Shares") of the Fund's State Street Research Aggressive Growth Portfolio (the "Aggressive Growth Acquisition");

(vi) the Small-Cap Equity Fund, a series of the Capital Company, to the Fund's State Street Research Aurora Portfolio in exchange for shares ("Aurora Acquisition Shares") of the Fund's State Street Research Aurora Portfolio (the "Aurora Acquisition"); and

(vii) the International Index Fund, a series of the Capital Company, to the Fund's Morgan Stanley EAFE Index Portfolio in exchange for shares ("EAFE Index Acquisition Shares") of the Fund's Morgan Stanley EAFE Index Portfolio (the "EAFE Index Acquisition");

each in accordance with the relevant Acquisition Plan (the Bond Index Acquisition Shares, Diversified Acquisition Shares, Large Cap Value Acquisition Shares, Stock Index Acquisition Shares, Aggressive Growth Acquisition Shares, Aurora Acquisition Shares and EAFE Index Acquisition Shares to be issued pursuant to the AcquisitionPlans, collectively, the "Acquisition Shares") (the Bond Index Acquisition, Diversified Acquisition, Large Cap Value Acquisition, Stock Index Acquisition, Aggressive Growth Acquisition, Aurora Acquisition and EAFE Index Acquisition, collectively, the "Acquisitions") (the Lehman Brothers Aggregate Bond Index Portfolio, State Street Research Diversified Portfolio, State Street Large Cap Value Portfolio, MetLife Stock Index Portfolio, State Street Research Aggressive Growth Portfolio, State Street Research Aurora Portfolio and Morgan Stanley EAFE Index Portfolio, collectively, the "Acquiring Funds"); and

WHEREAS, the Directors have requested and evaluated such information as may be relevant to determine that: (i) the Acquisitions are in the best interests of each respective Acquiring Fund and its shareholders; and (ii) the interests of each Acquiring Fund's existing shareholders will not be diluted as a result of the Acquisitions; and have considered and given appropriate weight to all pertinent factors; therefore it is:

RESOLVED:	That the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Bond Index Acquisition, within the meaning of 1940 Act, does hereby determine on the basis of the information presented that the proposed Bond Index Acquisition, as set forth in the relevant Acquisition Plan, will be in the best interests of the shareholders of the Fund's Lehman Brothers Aggregate Bond
Index Portfolio and that the consummation of the proposed Bond
Index Acquisition will not result in the dilution of the interests of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Diversified Acquisition, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Diversified Acquisition, as set forth in the relevant Acquisition Plan, will be in the best interests of the shareholders of the Fund's State Street Research
Diversified Portfolio and that the consummation of the proposed
Diversified Acquisition will not result in the dilution of the interests of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Large Cap Value Acquisition, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Large Cap Value Acquisition, as set forth in the relevant Acquisition Plan, will be in the best interests of the shareholders of the Fund's State Street
Research Large Cap Value Portfolio and that the consummation of the proposed Large Cap Value Acquisition will not result in the dilution of the interests of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Stock Index Acquisition, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Stock Index Acquisition, as set forth in the relevant Acquisition Plan, will be in the best interests of the shareholders of the Fund's MetLife Stock Index
Portfolio and that the consummation of the proposed Stock Index
Acquisition will not result in the dilution of the interests of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Aggressive Growth
Acquisition, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Aggressive Growth Acquisition, as set forth in the relevant
Acquisition Plan, will be in the best interests of the shareholders of the Fund's State Street Research Aggressive Growth Portfolio and that the consummation of the proposed Aggressive Growth
Acquisition will not result in the dilution of the interests of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Aurora Acquisition, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Aurora Acquisition, as set forth in the relevant Acquisition Plan, will be in the best interests of the shareholders of the Fund's State Street Research Aurora Portfolio and that the consummation of the proposed Aurora Acquisition will not result in the dilution of the interests of any such shareholders.

RESOLVED:	That the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the EAFE Index Acquisition, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed EAFE Index
Acquisition, as set forth in the relevant Acquisition Plan, will be in the best interests of the shareholders of the Fund's Morgan Stanley
EAFE Index Portfolio and that the consummation of the proposed
EAFE Index Acquisition will not result in the dilution of the interests of any such shareholders.

RESOLVED:	That each Acquisition Plan in the form presented at the Meeting be, and it hereby is, approved as to each Acquisition, and that the Fund's officers be, and they are, and each of them singly is, hereby authorized to execute and deliver the same, with such changes as they, or any of them, with the assistance of counsel, shall deem advisable, the execution and delivery thereof to be conclusive evidence that the same has been approved by the Board of Directors, and that the Secretary shall file each Acquisition Plan with the records of the Fund.

RESOLVED:	That the Acquisition Shares shall, when issued in accordance with each Acquisition Plan, be validly issued, fully paid and non-assessable shares of the Fund.

RESOLVED:	That the filing with the Securities and Exchange Commission
(the "SEC") of a prospectus/proxy statement relating to each Acquisition, including such materials to be included in the Registration Statement on Form N-14 of the Fund relating to each Acquisition be, and it hereby is authorized, and that the officers of the Fund be, and they are, and each of them singly is, hereby authorized to prepare and file any additional preliminary, final and supplemental materials, including the prospectus/proxy statement and all amendments thereto, with the SEC.

Approval of the Merger of the Janus Growth Portfolio into the Janus Aggressive Growth Portfolio (Independent Directors; Full Board)
WHEREAS, the form of Agreement and Plan of Reorganization (the "Merger
Plan") has been submitted to the Board of Directors of the Fund setting forth the terms and conditions of the proposed transfer of the assets and liabilities of the Fund's Janus Growth Portfolio (the "Janus Acquired Fund") to the Janus Aggressive Growth Portfolio (the "Janus Acquiring Fund"), a series of Met Investors Series Trust ("MIST"), in exchange for shares (the "Merger Shares") of the Janus Acquiring Fund (the "Merger"), in accordance with the Merger Plan; and WHEREAS, the Directors have requested and evaluated such information as may be relevant to determine that:
(i) the Merger is in the best interests of the Janus Acquired Fund and its shareholders; and
(ii) the interests of the existing shareholders of the Janus Acquired Fund will not be diluted as a result of the Merger; and have considered and given appropriate weight to all pertinent factors; therefore it is:

RESOLVED:	That the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund or any other company or series participating in the Merger, within the meaning of the 1940 Act, does hereby determine on the basis of the information presented that the proposed Merger, as set forth in the Merger Plan, will be in the best interests of the shareholders of the Fund's Janus Growth Portfolio and that the consummation of the proposed Merger will not result in the dilution of the interest of any such shareholders.

RESOLVED:	That the Merger Plan in the form presented at the Meeting be, and it hereby is, approved, and that the Fund's officers be, and they are, and each of them singly is, hereby authorized to execute and deliver the same, with such changes as they, or any of them, with the assistance of counsel, shall deem advisable, the execution and delivery thereof to be conclusive evidence that the same has been approved by the Board of Directors of the Fund.

Shareholder Meeting for Merger (Full Board)
RESOLVED:	That a special meeting of the shareholders of the Janus
Growth Portfolio be held on April 25, 2003 (or such other date as the Secretary or President of the Fund shall determine) for the purposes of considering approval of the Merger Plan and such other matters as may properly come before the meeting or any adjournment thereof; the record date for determination of shareholders entitled to notice of and to vote at such meeting of January 31, 2003 (or such other date as the Secretary or President of the Fund shall determine) having been set, in advance, by written consent of all of the members of the Board of Directors of the Fund.

General Authorization for Acquisition, Reorganization and Merger
(Full Board)
RESOLVED:	That the officers of the Fund be, and each of them singly
hereby is, authorized, in the name and on behalf of any or all of the Fund and its Portfolios, to do and perform all such acts and things, to execute and deliver and, where necessary or appropriate, file with appropriate governmental authorities, all such further certificates, contracts, agreements, documents, instruments, powers of attorney, receipts or other papers, and to make all such payments, as in their judgment, or in the judgment of any of them, shall be necessary or appropriate to carry out, comply with or effectuate the purposes and intents of the transactions contemplated by the foregoing resolutions.
Approval of Advisory and Subadvisory Agreements for New Portfolios (Independent Directors; Full Board)
RESOLVED:	That the Advisory Agreements between MetLife Advisers, LLC and
Metropolitan Series Fund, Inc. on behalf of its State Street Research
Money Market Portfolio, State Street Research Bond Income Portfolio,
Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon
Brothers U.S. Government Portfolio, Balanced Portfolio, MFS Total
Return Portfolio, Alger Equity Growth Portfolio, Capital Guardian U.S.
Equity Portfolio, Davis Venture Value Portfolio, FI Mid Cap
Opportunities Portfolio, FI Structured Equity Portfolio, Harris Oakmark Focused Value Portfolio, Jennison Growth Portfolio, Loomis Sayles Small
Cap Portfolio, MFS Investors Trust Portfolio, MFS Research Managers
Portfolio and Zenith Equity Portfolio (collectively, the "New Portfolios"), in the form presented to the Meeting are approved; and that the Fund's officers be, and they are, and each of them singly is, hereby authorized to execute and deliver the same, with such changes as they, or any of them, shall deem advisable and as are acceptable to counsel to the Fund, the execution and delivery thereof to be conclusive evidence that the same have been approved by the Board of Directors of the Fund.

RESOLVED:	That the Subadvisory Agreements relating to the New Portfolios between MetLife Advisers, LLC and each of Capital Guardian
Trust Company, Fred Alger Management, Inc., Davis Selected
Advisers, L.P. and Davis Selected Advisers - NY, Inc., Fidelity
Management & Research Company and FMR Co. Inc., Harris
Associates L.P., Jennison Associates LLC, Loomis, Sayles &
Company, L.P., Massachusetts Financial Services Company,
Salomon Brothers Asset Management Inc and Salomon Brothers
Asset Management Limited, State Street Research & Management
Company and Wellington Management Company, LLP, in the forms presented to the Meeting are approved, with such changes as are acceptable to counsel to the Fund.

Approval of New and Existing Distribution Plans and Agreements (Independent Directors (who have no direct or indirect financial interest in the operation of the Distribution Plans or any agreements relating thereto); Full Board)

RESOLVED:	That the amendment to the Fund's Class B and Class E
Distribution Plan in the form presented to the Meeting be approved, with such changes as are acceptable to counsel to the Fund, pursuant to Rule
12b-1 under the 1940 Act, and that the Independent Directors and the full
Board conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that such plan will benefit the applicable Portfolios and the shareholders of each such Class of such Portfolios.

RESOLVED:	That the amendment to the Distribution Agreement between
Metropolitan Series Fund, Inc. and Metropolitan Life Insurance Company in
the form presented to the Meeting is approved; and that the Fund's officers be, and they are, and each of them singly is, hereby authorized to execute and deliver the same, with such changes as they, or any of them, shall deem advisable and as are acceptable to counsel to the Fund, the execution and delivery thereof to be conclusive evidence that the same has been approved by the Board of Directors of the Fund.
 .

RESOLVED:	That the Class B and Class E Distribution and Services Plan for
the New Portfolios in the form presented to the Meeting be approved, with such changes as are acceptable to counsel to the Fund, pursuant to Rule 12b-1 under the 1940 Act, and that the Independent Directors and the full Board conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act that there is a reasonable likelihood that such plan will benefit the New Portfolios and the shareholders of each such Class of the New Portfolios.

RESOLVED:	That the Distribution Agreement between Metropolitan Series Fund,
Inc. and Metropolitan Life Insurance Company for the New Portfolios in the form presented to the Meeting is approved; and that the Fund's officers be, and they are, and each of them singly is, hereby authorized to execute and deliver the same, with such changes as they, or any of them, shall deem advisable and as are acceptable to counsel to the Fund, the execution and delivery thereof to be conclusive evidence that the same has been approved by the Board of Directors of the Fund.

Establishment of New Portfolios and Related Organizational Actions
(Full Board)
RESOLVED: That the aggregate number of shares of capital stock that the Fund has the authority to issue be and hereby is increased from three billion (3,000,000,000) shares to four billion seven-hundred fifty million (4,750,000,000) shares, having a par value of $0.01 per share.

RESOLVED: That all of the shares previously allocated to the State Street Research Income Portfolio and Loomis Sayles High Yield Bond Portfolio be and hereby are reallocated from the State Street Research Income Portfolio and Loomis Sayles High Yield Bond Portfolio to the Fund's unallocated, unclassified pool of authorized shares.

RESOLVED:	That pursuant to Article V of the Fund's Articles of
Incorporation there is hereby established and designated sixteen new series of capital stock of the Corporation, to be known as the "State Street Research Bond Income Portfolio," the "Salomon Brothers Strategic Bond Opportunities Portfolio," the "Salomon Brothers U.S. Government Portfolio," the
"Balanced Portfolio," the "MFS Total Return Portfolio," the "Alger
Equity Growth Portfolio," the "Capital Guardian U.S. Equity Portfolio," the "Davis Venture Value Portfolio," the "FI Mid Cap Opportunities
Portfolio," the "FI Structured Equity Portfolio," the "Harris Oakmark
Focused Value Portfolio," the "Jennison Growth Portfolio," the "Loomis
Sayles Small Cap Portfolio," the "MFS Investors Trust Portfolio," the
"MFS Research Managers Portfolio" and the "Zenith Equity Portfolio" (collectively, the "New Portfolios").

RESOLVED:	That the four billion seven-hundred fifty million
(4,750,000,000) shares of authorized capital stock of the Fund be and hereby are classified or reclassified as follows:

Class
Existing Shares of Authorized Stock
Reclassified Shares of Authorized Stock

State Street Research Money Market Portfolio
125,000,000
125,000,000

State Street Research Income Portfolio
125,000,000
-0-

State Street Research Investment Trust Portfolio
200,000,000
200,000,000

State Street Research Diversified Portfolio
225,000,000
250,000,000

Putnam International Stock Portfolio
125,000,000
125,000,000

State Street Research Aggressive Growth Portfolio
125,000,000
150,000,000

MetLife Stock Index Portfolio
200,000,000
250,000,000

Scudder Global Equity Portfolio
100,000,000
100,000,000

T. Rowe Price Small Cap Growth Portfolio
100,000,000
100,000,000

Janus Mid Cap Portfolio
200,000,000
200,000,000

Loomis Sayles High Yield Bond Portfolio
100,000,000
-0-

T. Rowe Price Large Cap Growth Portfolio
100,000,000
100,000,000

Harris Oakmark Large Cap Value Portfolio
100,000,000
100,000,000

Neuberger Berman Partners Mid Cap Value Portfolio
100,000,000
100,000,000

Lehman Brothers Aggregate Bond Index Portfolio
100,000,000
125,000,000

Russell 2000 Index Portfolio
100,000,000
100,000,000

Morgan Stanley EAFE Index Portfolio
100,000,000
100,000,000

State Street Research Aurora Portfolio
100,000,000
125,000,000

Putnam Large Cap Growth Portfolio
100,000,000
100,000,000

MetLife Mid Cap Stock Index Portfolio
100,000,000
100,000,000

Franklin Templeton Small Cap Growth Portfolio
100,000,000
100,000,000

Janus Growth Portfolio
100,000,000
100,000,000

State Street Research Large Cap Value Portfolio
100,000,000
100,000,000

State Street Research Bond Income Portfolio
-0-
100,000,000

Salomon Brothers Strategic Bond Opportunities Portfolio
-0-
100,000,000

Salomon Brothers U.S. Government Portfolio
-0-
100,000,000

Balanced Portfolio
-0-
100,000,000

MFS Total Return Portfolio
-0-
100,000,000

Alger Equity Growth Portfolio
-0-
125,000,000

Capital Guardian U.S. Equity Portfolio
-0-
125,000,000

Davis Venture Value Portfolio
-0-
125,000,000

FI Mid Cap Opportunities Portfolio
-0-
100,000,000

FI Structured Equity Portfolio
-0-
100,000,000

Harris Oakmark Focused Value Portfolio
-0-
100,000,000

Jennison Growth Portfolio
-0-
125,000,000

Loomis Sayles Small Cap Portfolio
-0-
100,000,000

MFS Investors Trust Portfolio
-0-
100,000,000

MFS Research Managers Portfolio
-0-
100,000,000

Zenith Equity Portfolio
-0-
100,000,000

Unclassified
175,000,000
300,000,000

Total
3,000,000,000
4,750,000,000


RESOLVED: That the authorized shares of the capital stock of each of the following Portfolios of the Fund be and hereby are classified or reclassified as follows:

Class
Authorized Shares of Class A Stock
Authorized Shares of Class B Stock
Authorized Shares of  Class E Stock

State Street Research Money Market Portfolio
75,000,000
25,000,000
25,000,000

State Street Research Investment Trust Portfolio
150,000,000
25,000,000
25,000,000

State Street Research Diversified Portfolio
200,000,000
25,000,000
25,000,000

Putnam International Stock Portfolio
75,000,000
25,000,000
25,000,000

State Street Research Aggressive Growth Portfolio
100,000,000
25,000,000
25,000,000

Scudder Global Equity Portfolio
50,000,000
25,000,000
25,000,000

T. Rowe Price Small Cap Growth Portfolio
50,000,000
25,000,000
25,000,000

T. Rowe Price Large Cap Growth Portfolio
50,000,000
25,000,000
25,000,000

Harris Oakmark Large Cap Value Portfolio
50,000,000
25,000,000
25,000,000

Neuberger Berman Partners Mid Cap Value Portfolio
50,000,000
25,000,000
25,000,000

State Street Research Aurora Portfolio
75,000,000
25,000,000
25,000,000

Putnam Large Cap Growth Portfolio
50,000,000
25,000,000
25,000,000

Janus Growth Portfolio
50,000,000
25,000,000
25,000,000

Franklin Templeton Small Cap Growth Portfolio
50,000,000
25,000,000
25,000,000

MetLife Stock Index Portfolio
200,000,000
25,000,000
25,000,000

Janus Mid Cap Portfolio
150,000,000
25,000,000
25,000,000

Russell 2000 Index Portfolio
50,000,000
25,000,000
25,000,000

Morgan Stanley EAFE Index Portfolio
50,000,000
25,000,000
25,000,000

MetLife Mid Cap Stock Index Portfolio
50,000,000
25,000,000
25,000,000

Lehman Brothers Aggregate Bond Index Portfolio
75,000,000
25,000,000
25,000,000

State Street Research Large Cap Value Portfolio
50,000,000
25,000,000
25,000,000

State Street Research Bond Income Portfolio
50,000,000
25,000,000
25,000,000

Salomon Brothers Strategic Bond Opportunities Portfolio
50,000,000
25,000,000
25,000,000

Salomon Brothers U.S. Government Portfolio
50,000,000
25,000,000
25,000,000

Balanced Portfolio
50,000,000
25,000,000
25,000,000

MFS Total Return Portfolio
50,000,000
25,000,000
25,000,000

Alger Equity Growth Portfolio
75,000,000
25,000,000
25,000,000

Capital Guardian U.S. Equity Portfolio
75,000,000
25,000,000
25,000,000

Davis Venture Value Portfolio
75,000,000
25,000,000
25,000,000

FI Mid Cap Opportunities Portfolio
50,000,000
25,000,000
25,000,000

FI Structured Equity Portfolio
50,000,000
25,000,000
25,000,000

Harris Oakmark Focused Value Portfolio
50,000,000
25,000,000
25,000,000

Jennison Growth Portfolio
75,000,000
25,000,000
25,000,000

Loomis Sayles Small Cap Portfolio
50,000,000
25,000,000
25,000,000

MFS Investors Trust Portfolio
50,000,000
25,000,000
25,000,000

MFS Research Managers Portfolio
50,000,000
25,000,000
25,000,000

Zenith Equity Portfolio
50,000,000
25,000,000
25,000,000

RESOLVED: That the officers of the Fund are authorized and directed to file Articles Supplementary with the Maryland State Department of
Assessments and Taxation to increase the number of authorized shares and to reflect the reclassification of the capital stock of the Fund in accordance with the foregoing resolutions.

RESOLVED:	That each officer of the Fund is hereby authorized to
engage State Street Bank and Trust Company as the custodian to the New
Portfolios.

RESOLVED: That each officer of the Fund is authorized to take all action necessary or advisable in order that the establishment the New Portfolios may comply with the requirements of the 1940 Act, and with the requirements of the Securities Exchange Act of 1934, as amended, and all other applicable federal and state laws and regulations.

RESOLVED:	That the officers of the Fund are hereby authorized to
take all necessary or appropriate action to effect the foregoing resolutions.